                                                                   Exhibit 10.13

                        [FORM OF SUBSCRIPTION AGREEMENT]

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT dated as of _______________________, 200__ (the "Agreement") is by and among the undersigned subscriber (the "Subscriber"), Sardy House, LLC, a Colorado limited liability company (the "Company"), and North and South Aspen, L.L.C., a Colorado limited liability company ("North and South").

                                    RECITALS

         A. The Company and North and South are conducting a public offering (the "Offering") through W.G. Nielsen & Co. (the "Underwriter") of up to 25 units of the Company's assessable limited liability company membership interests (the "Membership Interests"), which allow for exclusive use of the Sardy House in Aspen, Colorado. Each Membership Interest is governed by the terms and conditions of the Company's Operating Agreement dated as of March 21, 2003, as amended (the "Operating Agreement"). All of the Membership Interests being offered are held by North and South.


         B. The Offering price is $750,000 per Membership Interest. This price may be changed at any time after _________________. If the price is decreased it will be decreased for all purchasers, and if the price is increased it will be increased for all purchasers who have not as of that date executed subscription agreements and submitted subscription funds.


         C. In connection with the Offering, the Company has filed a Registration Statement on Form SB-2 (Registration No. 333-105521) (together with all amendments thereto, the "Registration Statement") with the Securities and Exchange Commission (the "SEC"). As part of the Registration Statement, the Company has filed with the SEC a prospectus dated ___________________, 2003 (the "Prospectus") which describes the Offering, the Membership Interests and the Company, and which contains disclosures of other important information for investors. The Registration Statement was declared effective by the SEC on ____________________, 2003, and no stop order has been entered by the SEC as of the date hereof.


         D. As disclosed in the Prospectus, the Offering is being conducted on a "best efforts, all or none" basis as to a minimum of seven (7) Membership Interests necessary to allow for complete repayment of the bank debt of up to $4,350,000 on the Sardy House property, the sale of which seven (7) Membership Interests must result in total proceeds of a minimum of $4,665,000 before any commissions and referral fees and excluding accrued interest on the bank debt to the repaid, and on a "best efforts" basis as to the remaining 18 Membership Interests up to the maximum of 25 Membership Interests. If a minimum of seven
(7) Membership Interests are not sold by _____________, 2004, subject to extension in the discretion of the Company, North and South and the Underwriter of up to an additional 30 days, the Offering will be terminated and all money received shall be returned to investors with interest within five (5) business days. Until the minimum is achieved, all funds received from investors shall be deposited into an interest bearing escrow account, with interest to be credited toward the final purchase price.

         E. The Subscriber desires to purchase one or more Membership Interests pursuant to the terms and conditions of the Offering as disclosed in the Prospectus, and pursuant to the terms and conditions of this Agreement, subject to acceptance of this Agreement by the Company and North and South in their sole discretion.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

         1. Subscription for Purchase of Membership Interests. The Subscriber hereby subscribes for and agrees to purchase from North and South a total of ___________ units of the Membership Interests, in exchange for cash in the amount of $750,000 per Membership Interest, or an aggregate purchase price of $__________________. In connection therewith, the Subscriber agrees to become a member of the Company, subject to all of the rights and obligations of a member under the Operating Agreement, and to execute and deliver a signature page to the Operating Agreement upon admission as a member of the Company.

         2. Payment for Purchase of Membership Interests. Full payment for the Membership Interests subscribed for under this Agreement shall be submitted by the Subscriber along with this Agreement to the Company or the Underwriter. Such payment shall be in the form of either a wire transfer or a check for the aggregate purchase price payable to "Computershare Trust Company, Inc., as Escrow Agent for Sardy House, LLC." A wire transfer shall be directed to the following account:

                  Bank:  _____________________________________
                  ABA #:  ____________________________________
                  Account #:  _________________________________
                  Account Name:  Computershare Trust Company, Inc., as Escrow
                                 Agent for Sardy House, LLC

A check will be promptly forwarded to the escrow agent pursuant to the terms and conditions of an escrow agreement filed with the SEC as an exhibit to the Registration Statement and described in the Prospectus.

         3. Representations and Warranties by Subscriber. The Subscriber hereby makes the following representations and warranties to the Company and North and
South:

                  (a) Receipt and Review of Prospectus and Operating Agreement. The Subscriber has received and carefully reviewed and considered the Prospectus and the Operating Agreement, which were delivered to the Subscriber at least five business days prior to the date of this Agreement. The Subscriber understands that neither the SEC nor any state securities regulator has approved or disapproved of the Membership Interests or determined if the Prospectus is truthful or complete. In making a decision to purchase the Membership Interests, the Subscriber has relied exclusively on the information contained in the Prospectus and the Operating Agreement.

                  (b) Investor Suitability. The Subscriber understands that an investment in the Membership Interests is suitable only for persons of substantial financial means who can afford not only the purchase price of the Membership Interests, but also unlimited future assessments and the possibility of a complete loss of their investment in the Membership Interests. Accordingly, the Subscriber represents and warrants that the Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act of 1933, as evidenced by the Subscriber's completion of the Accredited Investor Declaration attached hereto as Exhibit A, and that the Subscriber has the objective of making a long-term investment in the exclusive use program for the Sardy House property and is prepared to forego the use of the invested funds for an indefinite period of time. In addition, to facilitate a determination by the Underwriter that there are reasonable grounds for believing that the purchase of the Membership Interests hereunder is suitable for the Subscriber, the Subscriber represents and warrants that the information furnished by the Subscriber about the Subscriber's investment objectives, investment experience, income, net worth, financial situation, other investments, and other relevant information through completion of the Confidential Investor Questionnaire form attached hereto as Exhibit B is accurate and complete in all material respects.

                  (c) Subscriber Can Protect Own Interests. The Subscriber has such knowledge and experience in financial, investment and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Membership Interests and of making an informed decision in purchasing the Membership Interests.

                  (d) Membership Interests are Subject to Transfer Restrictions. The Subscriber understands that the Membership Interests are subject to certain right of first refusal transfer restrictions as set forth in the Operating Agreement, and cannot be resold except in compliance with the terms and conditions of the Operating Agreement. In addition, the Subscriber understands that certificates evidencing ownership of the securities comprising the Membership Interests will contain a legend providing that the transfer thereof is restricted, except in compliance with the Operating Agreement. The Subscriber also understands that there is no public trading market for the Membership Interests and that the Company does not expect any trading market for the Membership Interests to develop.

                  (e) Subscriber Purchasing Membership Interests for Own Account. The Subscriber is purchasing the Membership Interests for the Subscriber's own account, and not with a view to any resale or "distribution" of the Membership Interests within the meaning of the Securities Act of 1933.

                  (f) Subscriber Able to Bear Substantial Risks. The Subscriber is aware that an investment in the Membership Interests is subject to substantial risks as described in the Risk Factors section of the Prospectus. Those risk factors include the following:

                           (i) Neither the Company nor its affiliated manager
                  nor the affiliate North and South has any prior experience operating the proposed type of exclusive use program for the Sardy House property.

                           (ii) Substantial reconstruction and renovation of the
                  Sardy House property must be completed before the condition and amenities of the property will be as described in the Prospectus, and any delays in the completion of that project will delay the closing of the Offering.

                           (iii) There are significant limitations on the
                  transferability of the Membership Interests, including the lack of any public market and rights of first refusal held by the Company and North and South under the Operating Agreement.

                           (iv) Investors will be subject to unlimited
                  additional assessments, including assessments for operating expenses, repair reserves, capital improvements and operating deficits, and investors who fail to timely pay all assessments may forfeit their exclusive occupancy rights and be subject to other remedies.

                           (v) Investors may suffer a complete loss of their
                  investment if other investors do not timely pay all required assessments.

                           (vi) If investors choose to rent out their exclusive
                  occupancy weeks, they may be unable to successfully rent those weeks and the Company's affiliated manager will receive substantial compensation if the weeks are rented.

                           (vii) There are substantial conflicts of interest
                  between the interests of investors and those of the Company, the manager, North and South and their affiliates, including the incentive to obtain satisfaction of the minimum Offering conditions to relieve affiliates' personal debt obligations, the operation of a competing hotel in Aspen and compensation arrangements for the renovation and management of the property and the rental of exclusive occupancy weeks.

                           (viii) Investors will be purchasing their Membership
                  Interests for an aggregate purchase price that significantly exceeds the book value of the Membership Interests and the appraised value of the renovated property as a private residence, and investors will experience immediate and substantial dilution.

         The Subscriber understands these risks and is financially capable of bearing the economic risks and burdens of an investment in the Membership Interests, including the possibility of a complete loss of the entire investment. The Subscriber understands that the Operating Agreement right of first refusal transfer restrictions and the lack of public market for the Membership Interests may prevent the transfer of the Membership Interests in the amounts or at the times desired by the Subscriber. The Subscriber has adequate means of providing for the Subscriber's current needs and contingencies, and has no need for liquidity in the investment in Membership Interests.

                  (g) Realtor Referral. The Subscriber understands that, as disclosed in the Prospectus, in the event that the Subscriber was referred to the Company by a licensed real estate broker (a "Realtor"), a referral fee may be paid to such Realtor upon the completion of the sale of Membership Interests to the Subscriber under this Agreement. To ensure that any such referral, the completion of such sale and the payment of any such referral fee complies with securities laws, the Subscriber hereby represents and warrants that no Realtor has:

                           (i) made any offer to the Subscriber for the sale of
                  Membership Interests or solicited any offer from the Subscriber for the purchase of Membership Interests, to the Subscriber's knowledge made any advertisements in connection with the Offering, or solicited the Subscriber as a new referral prospect with respect to the Membership Interests with whom the Realtor did not have a pre-existing relationship;

                           (ii) delivered to the Subscriber the Prospectus or
                  any other materials in connection with the Offering, or directed any marketing or selling activities to the Subscriber with respect to the Membership Interests;

                           (iii) become involved in the sale or negotiation of
                  the sale of a Membership Interest to the Subscriber, or in the preparation of any documentation required for such sale under applicable state law; or

                           (iv) made any statements or communications to the
                  Subscriber in connection with the Offering other than notifying the Subscriber that the Subscriber may be contacted by representatives of the Company.

                  (h) Due Execution and Enforceability. All action on the Subscriber's part required for the due execution and delivery of this Agreement has been effectively taken, and this Agreement represents a valid and binding obligation of the Subscriber, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. If the Subscriber is not an individual, the execution and delivery by the Subscriber of this Agreement has been duly authorized by all necessary corporate or other action on behalf of the Subscriber, the performance of this Agreement will not constitute a breach or violation of, default under, or conflict with, the Subscriber's governing instruments, and the individual signing this Agreement on behalf of the Subscriber has been duly authorized by the Subscriber to do so. If the Subscriber is a natural person, the Subscriber is at least 21 years of age and has full legal capacity to enter into and perform his or her obligations under this Agreement.

                  (i) Residence. The residence or the office or offices of the Subscriber in which the Subscriber's investment decision with respect to this Agreement was made is or are located at the address of the Subscriber set forth on the signature page hereof.

                  4. Continuing Effect of Representations and Warranties. The representations and warranties set forth in Section 3 hereof shall be true and correct as of the date hereof and as of the date of the release of funds from escrow for the purchase by the Subscriber of the Membership Interests hereunder and the admission of the Subscriber as a member of the Company. If in any respect such representations and warranties are not true and accurate prior to the release of funds from escrow and the admission of the Subscriber as a member of the Company, the Subscriber shall give immediate written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

                  5. Acceptance of Subscription Subject to Discretion. The Subscriber understands that this Agreement may be accepted or rejected by the Company and North and South in their sole discretion.

                  6. Limited Power of Attorney to Admit Subscriber as Member of Company. The Subscriber hereby appoints Daniel D. Delano, who is the Company's Secretary and Treasurer, to act as the Subscriber's agent and true and lawful attorney-in-fact in the Subscriber's name, place and stead with power and authority to admit the Subscriber as a member of the Company and to execute any and all instruments on behalf of the Subscriber that may be required to effect the admission of the Subscriber as a member of the Company or to otherwise comply with applicable law regarding the Subscriber's status as a member of the Company.

                  7. Certification of Taxpayer Identification Number. The Subscriber shall execute and deliver herewith an appropriate IRS Form W-9 or Form W-8 (or the escrow agent's substitute forms therefor if furnished to the Subscriber by the Company or the Underwriter) with respect to the certification of the Subscriber's Taxpayer Identification Number and backup withholding status.

                  8. Binding Agreement. The Subscriber agrees that this Agreement, upon acceptance by the Company and North and South, is and shall be irrevocable. This Agreement shall be binding upon the heirs, executors, administrators and successors of the Subscriber.

                  9. Assignability. This Agreement is not transferable or assignable by the Subscriber.

                  10. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, or one (1) day after delivery to any overnight courier. For purposes of notice, the addresses of the parties shall be as follows:

                   If to the Company/North   Sardy House, LLC/North and South
                   and South:                Aspen, L.L.C.
                                             c/o Hotel Lenado
                                             200 S. Aspen Street
                                             Aspen, Colorado 81611
                                             Attn: Mr. Daniel D. Delano

                   If to the Subscriber:     At the address of the Subscriber
                                             set forth on the
                                             signature page hereof.

                  11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado, without regard to any conflicts of laws provisions thereof.

                  12. Venue. Any suit, action or proceeding arising out of or relating to this Agreement shall be brought and maintained in a court or other appropriate forum of competent jurisdiction located in Denver, Colorado. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have, to the laying of venue of any such suit, action or proceeding brought or maintained in a court or other appropriate forum of competent jurisdiction located in Denver, Colorado, and any claim that any such suit, action or proceeding has been brought or maintained in an inconvenient forum.

                  13. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

                  14. Severability. To the extent that any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  15. Execution in Counterparts. This Agreement may be executed in counterparts and signature pages may be delivered by facsimile transmission.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement on the date set forth on the following applicable signature page hereof.

         The Subscriber desires to take title in the Membership Interests as follows (check one):

                  ___ (a) Individual (one signature required on Page 9),

                  ___ (b) Joint Tenants with right of survivorship (both
                          parties must sign on Page 10),

                  ___ (c) Tenants in Common (both parties must sign on Page 10),

                  ___ (d) Trust (Trustee(s) must sign on Page 11),

                  ___ (e) Partnership (general partner(s) must sign on Page 12),

                  ___ (f) Corporation (authorized officer must sign on
                          Page 13), or

                  ___ (g) Limited Liability Company (authorized party must sign on Page 14).

         The exact spelling of the names(s) under which title to the Membership Interests shall be taken is:

--------------------------------------------------------------------------------

                                 SIGNATURE PAGE
                           FOR INDIVIDUAL SUBSCRIBERS
                           --------------------------

SUBSCRIBER

------------------------------
Signature

------------------------------
Social Security Number


------------------------------
Print or Type Name

Residence Address:
------------------

-----------------------------------
-----------------------------------
-----------------------------------

Executed this ______ day of _______________, 200__.


Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company


By:
    --------------------------------
         Daniel D. Delano, Manager


SARDY HOUSE, LLC,
a Colorado limited liability company

By:      BLOCK 66, LLC,
         a Colorado limited liability company,
         its Manager

         By:
             --------------------------------
              Daniel D. Delano, Manager


Executed this _______ day of ______________, 200__.

                                 SIGNATURE PAGE
                             FOR SUBSCRIBERS WHO ARE
                       JOINT TENANTS OR TENANTS IN COMMON
                       ----------------------------------

SUBSCRIBER                                                    SUBSCRIBER


------------------------------              ------------------------------
Signature                                   Signature

------------------------------              ------------------------------
Social Security Number                      Social Security Number

------------------------------              ------------------------------
Print or Type Name                          Print or Type Name

Residence Address                           Residence Address
-----------------                           -----------------

------------------------------              ------------------------------
------------------------------              ------------------------------
------------------------------              ------------------------------
------------------------------              ------------------------------


Executed this ___ day of ______, 200__.  Executed this ___ day of ______, 200__.


Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By:
    --------------------------------
         Daniel D. Delano, Manager


SARDY HOUSE, LLC,
a Colorado limited liability company

By:      BLOCK 66, LLC,
         a Colorado limited liability company,
         its Manager

         By:
             --------------------------------
                  Daniel D. Delano, Manager

Executed this ____ day of _________, 200__.

                                 SIGNATURE PAGE
                              FOR TRUST SUBSCRIBERS
                              ---------------------

TRUST

-----------------------------------------------------------------
Name of Trust (Please print or type)

-----------------------------------------------------------------
Name of Trustee (Please print or type)

-----------------------------------------------------------------
Date Trust was formed

By:
   --------------------------------------------------------------
      Trustee's Signature

Taxpayer Identification Number:
                               ---------------------------

Trustee's Address:
                    ---------------------------------------
                    ---------------------------------------
                    ---------------------------------------


Executed this ______ day of ___________, 200__.


Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By:
    --------------------------------
         Daniel D. Delano, Manager


SARDY HOUSE, LLC,
a Colorado limited liability company

By:      BLOCK 66, LLC,
         a Colorado limited liability company,
         its Manager

         By:
             --------------------------------
                  Daniel D. Delano, Manager

Executed this ____ day of _________, 200__.

                                 SIGNATURE PAGE
                           FOR PARTNERSHIP SUBSCRIBERS
                           ---------------------------

PARTNERSHIP

-----------------------------------------------------------------
Name of Partnership (Please print or type)

By:
         --------------------------------------------------------
         Signature of a General Partner

By:
         --------------------------------------------------------
         Signature of Additional General Partner
         (if required by partnership agreement)

Taxpayer Identification Number:
                               ----------------------------------

Partnership's Address:
                       ------------------------------------
                       ------------------------------------
                       ------------------------------------

Executed this ______ day of _____________, 200__.


Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By:
    -------------------------------
         Daniel D. Delano, Manager


SARDY HOUSE, LLC,
a Colorado limited liability company

By:      BLOCK 66, LLC,
         a Colorado limited liability company,
         its Manager

         By:
              -----------------------------
                  Daniel D. Delano, Manager


Executed this ____ day of _________, 200__.

                                 SIGNATURE PAGE
                            FOR CORPORATE SUBSCRIBERS
                            -------------------------

CORPORATION

------------------------------------------------------------------
Name of Corporation (Please print or type)

By:
         ---------------------------------------------------------
         Signature of Authorized Officer

Printed Name:
               ---------------------------------------------------

Title:
        ----------------------------------------------------------

Taxpayer Identification Number:
                                 ---------------------------------
Corporation Address:
                     ------------------------------------
                     ------------------------------------
                     ------------------------------------

Executed this _______ day of ________________, 200__.


Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By:
   -----------------------------------
         Daniel D. Delano, Manager


SARDY HOUSE, LLC,
a Colorado limited liability company

By:      BLOCK 66, LLC,
         a Colorado limited liability company,
         its Manager

         By:
              ----------------------------
                  Daniel D. Delano, Manager

Executed this ____ day of _________, 200__.

                                 SIGNATURE PAGE
                    FOR LIMITED LIABILITY COMPANY SUBSCRIBERS
                    -----------------------------------------

LIMITED LIABILITY COMPANY

----------------------------------------------------------------------
Name of Limited Liability Company (Please print or type)

By:
         -------------------------------------------------------------
         Signature of Authorized Party

Printed Name:
               -------------------------------------------------------

Title:
        --------------------------------------------------------------

Taxpayer Identification Number:
                                ----------------------------------

Company Address:
                ------------------------------------------------
                ------------------------------------------------
                ------------------------------------------------


Executed this _______ day of ________________, 200__.


Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By:
    -------------------------------
         Daniel D. Delano, Manager


SARDY HOUSE, LLC,
a Colorado limited liability company

By:      BLOCK 66, LLC,
         a Colorado limited liability company,
         its Manager

         By:
             -------------------------------
                  Daniel D. Delano, Manager


Executed this ____ day of _________, 200__.

                                                                       EXHIBIT A
                                                                       ---------

                         ACCREDITED INVESTOR DECLARATION

         The undersigned represents that the undersigned qualifies as an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), because the undersigned is:

______ (1)        A natural person whose individual net worth, or joint net
                  worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

______ (2)        A natural person who had an individual income in excess of
                  $200,000 in each of the two most recent years, or joint income with that person's spouse of $300,000 in each of those years, and has a reasonable expectation of reaching those levels in the current year;

______ (3)        A trust, with total assets in excess of $5,000,000, not
                  formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section (b)(2)(ii) of Rule 506 of Regulation D under the Securities Act;

______ (4)        A corporation, organization described in Section 501(c)(3)
                  of the Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

______ (5)        An entity in which all of the equity owners are accredited investors;

______ (6)        A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange
                  Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act;
                  a Small Business Investment Company licensed by the U.S. Small
                  Business Administration under Section 301(c) or (d) of the
                  Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income
                  Security Act of 1974 ("ERISA") if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

______ (7)        A private business development company as defined in Section
                  202(a)(22) of the Investment Advisers Act of 1940; or

______ (8)        A director, executive officer, or general partner of the
                  issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.




Date:             _________________, 200__


Signed:
                 ----------------------------

                 By:
                    ----------------------------------------
                 Printed Name:
                              ------------------------------
                 Title:
                       -------------------------------------
Address:
                  ------------------------------------------
                  ------------------------------------------
                  ------------------------------------------
                  ------------------------------------------

Tax Identification Number:
                          -----------------------------

                                                                       EXHIBIT B

                                SARDY HOUSE, LLC

               Confidential Investor Questionnaire For Individuals
               ---------------------------------------------------

         The primary purpose of this Confidential Investor Questionnaire is to assure Sardy House, LLC, a Colorado limited liability company (the "Company") and W.G. Nielsen & Co. (the "Underwriter") that the prospective investor in the Units (the "Units" or the "Securities") of the Company will be eligible to invest in the Securities.

         Please print or type your answers. If the answer to any questions is "No" or "Not Applicable," please so state. Please provide information for all subscribers, using separate questionnaires if necessary. Please do not combine or consolidate financial information of co-subscribers, except that of your spouse.

         Except as set forth herein, your answers will at all times be kept confidential. By signing this Confidential Investor Questionnaire, however, you understand and agree that (i) the Underwriter is relying on the accuracy, truth and completeness of your representations and statements set forth in your response in this Confidential Investor Questionnaire, the Subscription Agreement and any other document delivered by you to the Company and Underwriter in determining whether the offer and sale of the Securities comply with applicable federal and state securities laws, (ii) if your representations and statements are not accurate, truthful and complete, you or the Company, or both, may be found to be in violation of federal or state securities laws, and (iii) the Company and Underwriter may present this Confidential Investor Questionnaire, and other documents delivered by you to the Company or Underwriter, to the appropriate parties if the Company or Underwriter is called upon to establish the availability of exemptions from registration and other compliance with federal and state securities laws and for other appropriate purposes.

         The entire Confidential Investor Questionnaire For Individuals, consisting of PART I and PART II, must be completed by all individual Investors.

                                     PART I
                                     ------

1. General Information
   -------------------

           Name of Investor:
                           ----------------------------------------------------

If ownership of the Securities will be held in the name of two or more individuals, complete the following information for each of the other co-owners:

Name:
       ------------------------------------------------------------------------
Home Address:
               ----------------------------------------------------------------

-----------------------------------------------------------------------------

Mailing Address (complete if different from home address below):

-------------------------------------------------------------------------------

Relationship to subscriber:          Spouse            Parent
                               -----             -----
                                     Child             Other Blood Relative
                               -----             -----
                                     Other (please specify)
                               -----
                               -----------------------------------------

2.       Employment and Business Information
         -----------------------------------

         Occupation or Profession:
                                   --------------------------------------------
         Name of Current Employer:
                                   --------------------------------------------

         Business Address:
                            ---------------------------------------------------

         ----------------------------------------------------------------------

         Business Telephone:
                            ---------------------------------------------------

         Current Position or Title:

                                   --------------------------------------------
         Principal Responsibilities:
                                     ------------------------------------------

         ----------------------------------------------------------------------

         Period Employed by Current Employer:
                                               --------------------------------


3.       Investment Objectives (Subscriber, Not Custodian):
         ---------------------


         Order of INVESTMENT       Secondary Residence Opportunity:   ______
         OBJECTIVES of
         Subscriber [or of         Long Term Capital Appreciation:    ______
         minor(s), not
         custodian]: Number                        Current income:    ______
         preferences from 1
         (most preferred) to 3                          Liquidity:    ______
         (least preferred).
         Reminder: This                                     Other:    ______
         investment is most
         appropriate for
         persons seeking
         primarily a long-term
         secondary residence
         opportunity and
         secondarily possible
         long-term capital
         appreciation
         associated with such
         residence.


4.       Financial Information
         ---------------------

         a.       Annual income:    $_____________________

         b.       Net Worth:        _____________________

         c. Do you have adequate means of providing for your current needs and personal contingencies and no need for liquidity for your investment?

                  Yes ____          No _____

         d. Are you able to bear the economic risk of an investment in the Company of the size contemplated, including a complete loss of your investment?

                  Yes ____          No_____

5.       Educational Background
         ----------------------

                                            MAJOR (AREA OF
         COLLEGE OR UNIVERSITY              STUDY)                 DEGREE(S)

         --------------------------         ---------------        -------------
         --------------------------         ---------------        -------------
         --------------------------         ---------------        -------------

6.       Business Experience
         -------------------

         Please provide details of any professional licenses, registrations or other training or experience (including courses or seminars attended) in financial, business or tax matters:

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

7.       Ability to Make Investment Decisions
         ------------------------------------

         a. Do you have such knowledge and experience in financial matters that you are capable of evaluating the merits and risks of your prospective investment in the Company?

                  Yes ______                No ______

         b. If the answer to (a) is No, do you intend to use a purchaser representative together with whom you would be capable of evaluating the merits and risks of your prospective investment in the Company?

                  Yes _____                 No _____

                                     PART II

                       (To Be Completed By All Investors)

8.       Prior Investments

         Have you previously purchased securities in a private placement or securities which were otherwise subject to substantial limitations on transferability?

         Yes _____                  No _____

         Have you previously invested in private companies, speculative ventures or ventures with no history of earnings from operations?

         Yes _____                  No _____

         Other Investments:                               Current Market Value
         -----------------                                --------------------

         a.       Real estate, other than principal
                  residence (directly or through
                  partnerships or other entities
                  managed by others)                     ___________________

         b.       Tax shelter programs (real estate,
                  leasing, oil & gas, cattle)            ___________________

         c.       Marketable securities (stocks, bonds,
                  debentures, notes, cash)               ___________________

         d.       Speculative or venture
                  capital investments                    ___________________

         e.       Other private investment funds
                  (hedge funds, commodity pools)         ___________________

9.       Purchaser Representative
         ------------------------

         Do you intend to use the services of a Purchaser Representative in connection with evaluating the merits and risks of an investment in the Company?

         Yes _____                  No _____

              If "Yes", please state the name of the Purchaser Representative:

              ----------------------------------------------------------------

10.      Taxable Year (check one):          [ ]      Calendar Year
         ------------

                                            [ ]      Fiscal Year Ending________

11.      Agreements
         ----------

         The undersigned hereby understands, represents, warrants and agrees to the following:

         a. The information contained in this Confidential Investor Questionnaire is true, complete and accurate and may be relied upon by the Underwriter in determining the undersigned's suitability as a purchaser of the Securities of the Company and in establishing compliance with federal and state securities laws;

         b. The undersigned understands that any information contained in this Confidential Investor Questionnaire that is untrue, incomplete or inaccurate may result in the undersigned or the Company, or both, being in violation of federal and state securities laws, and that by subscribing to purchase the Securities of the Company and executing this Confidential Investor Questionnaire and the Subscription Agreement contained in this Subscription Packet, the undersigned is agreeing to indemnify the Company and Underwriter from damages arising from those statements or from other matters;

         c. The undersigned understands that a false statement or representation may constitute a violation of law, and that any person who suffers damage as a result of a false statement or representation, may have claims against the undersigned for damages;

         d. The undersigned will notify the Underwriter immediately of any material change in any of such information occurring prior to the acceptance of the undersigned's subscription;

         e. The undersigned understands that the Underwriter may request further information in order to determine the suitability of the undersigned's subscription and in establishing compliance with federal and state securities laws. The undersigned shall furnish this additional information promptly if the undersigned desires to have the undersigned's subscription considered further; and

         f. The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any questions hereunder.


                  IN WITNESS THEREOF, the undersigned has completed the foregoing statements and executed this Confidential Investor Questionnaire this _____ day of __________, 200_.


         ------------------------------------        --------------------------
         Signature of Investor                       Printed name of Investor

         ------------------------------------        --------------------------
         Signature of co-owner (if interest to       Print name of co-owner
         be purchased in joint name or as            (if interest to be
         community property)                         purchased in joint name or
                                                     as community property)

                                SARDY HOUSE, LLC

                Confidential Investor Questionnaire for Entities
                ------------------------------------------------

The primary purpose of this Confidential Investor Questionnaire is to assure Sardy House, LLC, a Colorado limited liability company (the "Company") and W.G. Nielsen & Co (the "Underwriter"), that the prospective Investor in the Units (the "Units" or the "Securities") of the Company will be eligible to invest in the Securities.

Please print or type your answers. If the answer to any question is "No" or "Not Applicable," please so state. Please provide information for all subscribers, using separate questionnaires if necessary. Please do not combine or consolidate financial information of co-subscribers.

Except as set forth herein, your answers will at all times be kept confidential. By signing this Confidential Investor Questionnaire, however, you understand and agree that (i) the Underwriter is relying on the accuracy, truth and completeness of your representations and statements set forth in your responses to this Confidential Investor Questionnaire, the Subscription Agreement and any other document delivered by you to the Company and Underwriter in determining whether the offer and sale of the Securities comply with applicable federal and state securities laws, (ii) if your representations or responses are not accurate, truthful and complete, you or the Company, or both, may be found to be in violation of federal and state securities laws, and (iii) the Company and Underwriter may present this Confidential Investor Questionnaire, and other documents delivered by you to the Company and Underwriter, to the appropriate parties if the Company or Underwriter is called upon to establish the availability of exemptions from registration and other compliance with federal and state securities laws and for other appropriate purposes.

The entire Confidential Investor Questionnaire, consisting of PART I, PART II and PART III, must be completed by all Investors.

PARTNERSHIPS, CORPORATIONS, OTHER ENTITIES AND TRUSTS: If the Investor is a partnership, this Confidential Investor Questionnaire should be completed by a general partner of the partnership. If the Investor is a corporation or other type of entity, this Confidential Investor Questionnaire should be completed by the authorized officer or other person who is empowered to make the investment decision on behalf of the corporation or other type of entity. If the Investor is a trust, this Confidential Investor Questionnaire should be completed by the trustee or the trustee's authorized representative. If the Investor is a limited liability company (an "LLC"), this Confidential Investor Questionnaire should be completed by the manager or the managing member of the LLC. In addition, each partner of an investing partnership, each shareholder of an investing corporation, each equity owner of an entity and each beneficiary of an investing trust, may be required to complete a duplicate copy of PARTS I, II and III in their entirety, if deemed necessary by the Company. FOR EXAMPLE, IN THE EVENT THAT THE INVESTING ENTITY WAS FORMED FOR THE SPECIFIC PURPOSE OF MAKING THIS INVESTMENT, EACH EQUITY OWNER OF SUCH ENTITY IS REQUIRED TO COMPLETE A SEPARATE CONFIDENTIAL INVESTOR QUESTIONNAIRE TO ENSURE COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

                                     PART I

1.       General Information
         -------------------

         Name of Investor:
                           ----------------------------------------------------

If ownership of the Securities will be held in the name of two or more entities or persons, complete the following information for each of the other co-owners.

Name:
       ------------------------------------------------------------------------
Street Address:
               ----------------------------------------------------------------
-------------------------------------------------------------------------------
Mailing Address (complete only if different from street address above):

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

2.       Business Information
         --------------------

         Type of Business of Investor:
                                      -----------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

         Period In Business:
                             --------------------------------------------------

3.       Investment Objectives (Subscriber, Not Custodian):
         ---------------------

         Order of INVESTMENT       Secondary Residence Opportunity:      ______
         OBJECTIVES of
         Subscriber [or of         Long Term Capital Appreciation:       ______
         minor(s), not
         custodian]: Number                        Current income:
         preferences from 1                                              ______
         (most preferred) to 3
         (least preferred).
         Reminder: This                                Liquidity:        ______
         investment is most
         appropriate for                                  Other:         ______
         persons seeking                  ------
         primarily a long-term
         secondary residence
         opportunity and
         secondarily possible
         long-term capital
         appreciation
         associated with such
         residence.

4.       Financial Information
         ---------------------

         a. Does the Investor have adequate means of providing for its current needs and contingencies and no need for liquidity in its investments?

                  Yes ______                         No ______

         b. Is the Investor able to bear the economic risk of an investment in the Company of the size contemplated, including a complete loss of its investment?

                  Yes _____                          No _____


                                     PART II

5.       General Information
         -------------------

         a. Type of entity making investment (bank, insurance company, corporation, partnership, LLC, trust, etc.):

                  -------------------------------------------------------------
                  -------------------------------------------------------------
                  -------------------------------------------------------------

         b.       Date of Formation:
                                    -------------------------------------------
                                    -------------------------------------------
                                    -------------------------------------------

         c. Purpose of formation (please note particularly whether the purpose is to make this investment):

                  -------------------------------------------------------------

         d. If the entity is a partnership or taxed as a partnership (including most LLCs), please list the name of the partners:

                  -------------------------------------------------------------

6.       Investment Authority

         In order to establish that the Investor is authorized to invest in the Securities, the following must be furnished:

         a. Partnerships and LLCs must attach to this Confidential Investment Questionnaire a copy of the partnership agreement or operating agreement (together with articles of formation), which may show that the person signing the subscription documents is a general partner of the partnership or manager (or managing member) of the LLC who has the authority to make the investment decision and to execute the agreement.

         b. Corporations must attach to this Confidential Investor Questionnaire a certified copy of a resolution of the board of directors showing that the corporation is authorized to make this investment and that the person who is signing this Confidential Investor Questionnaire and the other subscription documents is authorized to do so.

         c. Trusts must attach to this Confidential Investor Questionnaire a copy of the trust agreement.

                  In addition, you may be required to provide additional information with respect to investment authority including, without limitation, an opinion of counsel.

7.       Investment Decision
         -------------------

         If the entity is a partnership, did each partner elect whether to participate in the partnership's investment in the Securities?

         Yes ______                 No _____

         If the answer is yes, please state the number of partners who elected to participate in this investment: _________________.

         If the entity is a trust, may the trust be amended or revoked at any time by the grantor(s)?

         Yes _____                  No _____

8.       Ability to Make Investment Decisions
         ------------------------------------

         a. Do you have such knowledge and experience in financial matters that you are capable of evaluating the merits and risks of the prospective investment in the Company?

                  Yes _____                 No _____

         b. If the answer to (a) is No, do you intend to use a purchaser representative together with whom you would be capable of evaluating the merits and risks of the prospective investment in the Company?

                  Yes _____                 No _____

9.       Representations and Warranties
         ------------------------------

         The undersigned represents and warrants as follows:

         a. The entity has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

         b.       (i)      The entity's officers, partners, managers (or
                           managing members) or trustees of the undersigned who, on behalf of the undersigned, have considered the purchase of the Securities and the advisors, if any, of the corporation, partnership, LLC or trust or other entity in connection with such consideration in this Confidential Investor Questionnaire, and such officers and advisors, if any, were duly authorized to act for the corporation, partnership, LLC or trust or other entity in reviewing such investment; and

                  (ii) In evaluating the merits and risks of the purchase of the Securities, the corporation, partnership, LLC, trust or other entity intends to rely upon the advice of, or will consult with, the following persons:

         c. The officers of the corporation, the partners of the partnership, the manager (or managing member) of the LLC or the trustees of the trust or other authorized representative of the entity who, on its behalf, have considered the purchase of the Securities and the advisors, if any, of the corporation, partnership, LLC or trust or other entity who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s), manager(s)/managing member(s), trustee(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of purchase of the Securities and of making an informed investment decision.

10.      Accredited or Unaccredited Investor
         -----------------------------------

         The investor is:

                  ____ A bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the "Securities Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in an individual or fiduciary capacity;

                  ____ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

                  ____ An insurance company as defined in Section 2(13) of the Securities Act;

                  ____ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

                  ____ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                  ____ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

                  ____ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  ____     A private business development company as defined in
                           Section 202(a)(22) of the Investment Advisers Act of 1940;

                  ____ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  ____ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial business matters that such person is capable of evaluating the risks and merits of an investment in the Securities;

                  ____ An entity in which all of the equity owners are accredited investors; or

                  ____     None of the above.

                                    PART III

11.      Prior Investments
         -----------------

         Has the Investor previously purchased securities in a private placement or securities which were otherwise subject to substantial limitations on transferability?

         Yes_____                           No ______

         Other Investments:                               Current Market Value
         -----------------                                --------------------

                  a. Real estate, other than principal
                     residence (directly or through
                     partnerships or other entities
                     managed by others)                    ___________________

                  b. Tax shelter programs (real
                     estate, leasing, oil & gas, cattle)   ___________________

                  c. Marketable securities (stocks,
                     bonds, debentures, notes, cash)       ___________________

                  d. Speculative or venture capital
                     investments                           ___________________

                  e. Other private investment funds
                     (hedge funds, commodity pools)        ___________________

12.      Purchaser Representative
         ------------------------

         Does the Investor intend to use the services of a Purchaser Representative in connection with evaluating the merits and risks of an investment in the Company?

         Yes _____                                   No ______

         If "Yes", please state the name of the Purchaser Representative:

         ----------------------------------------------------


13.      Taxable Year (check one):          [ ]      Calendar Year
         ------------

                                            [ ]      Fiscal Year Ending _______
14.      Agreements
         ----------

         The undersigned hereby represents warrants and agrees to the following:

         a. The information contained in this Confidential Investor Questionnaire is true, complete and accurate and may be relied upon by the Underwriter in determining the undersigned's suitability as a purchaser of the Securities of the Company and in establishing compliance with federal and state securities laws;

         b. The undersigned understands that any information contained in this Confidential Investor Questionnaire that is untrue, incomplete or inaccurate may result in the undersigned or the Company, or both, being in violation of federal or state securities laws, and that by subscribing to purchase the Securities of the Company and executing this Confidential Investor Questionnaire and the Subscription Agreement contained in this Subscription Packet, the undersigned is agreeing to indemnify the Company and Underwriter from damages arising from those statements or from other matters;

         c. The undersigned understands that a false statement or representation may constitute a violation of law, and that any person who suffers damage as a result of a false statement or representation may have a claim against the undersigned for damages;

         d. The undersigned will notify the Underwriter immediately of any material change in any of such information occurring prior to the acceptance of the undersigned's subscription;

         e. The undersigned understands that the Underwriter may request further information in order to determine the suitability of the undersigned's subscription and in establishing compliance with federal and state securities laws. The undersigned will furnish this additional information promptly if the undersigned desires to have the undersigned's subscription considered further; and

         f. The undersigned know of no pending or threatened litigation the outcome of which could adversely affect the answer to any questions hereunder.




                  IN WITNESS WHEREOF, the undersigned has completed the foregoing statements and executed this Confidential Investor Questionnaire this ____ day of ____________, 200_.


         -------------------------------
         Printed Name of Investor Entity

         BY:
            --------------------------------------    -------------------------
                Signature of Investor's Authorized    Print Name and Title
                Representative                        of Investor's
                                                      Authorized Representative

                                SARDY HOUSE, LLC
                     Purchaser Representative Questionnaire
                     --------------------------------------

                 To be completed on behalf of all Investors who
                    are utilizing a Purchaser Representative

Please Print or Type:

Name of Investor:
                 --------------------------------------------------------------

The following information pertains to the Purchaser Representative advising the
Investor:

Name:
       ------------------------------------------------------------------------

Business Address:
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

Age:                                         Business Telephone:
      ------------                                              ---------------

1. State your present occupation or position, indicating period of such practice or employment and field or professional specialization, if any:



2. State your educational background, including any business or professional education, including degrees received, if any:



3. Describe your prior experience in advising clients with respect to investments of this type:



4. List any professional licenses or registrations (including bar admissions, accountant certifications, real estate brokerage licenses, SEC or state broker-dealer registrations) held by you:

5. Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment:



6.       State your relationship (family, business, professional, etc.) with the
         Investor:



7. State whether you or any of your affiliates have any material relationship with Sardy House, LLC (the "Company") or any affiliates of the Company, whether any such material relationship is understood to be contemplated or has been in effect during the last two years. If so, describe the nature of the relationship and indicate the amount of compensation received or to be received as a result of the relationship:



8. State whether, in advising the Investor in connection with the investment in the Company, you will be relying in part on the Investor's own experience in certain areas. If so, describe the areas where you will be relying on the Investor's expertise:




9. State whether, in advising the Investor in connection with the investment in the Company, you will be relying in part upon the expertise of an additional representative. If so, give the name and address of that additional representative and describe the area for which you will be relying on his expertise:



         I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to it as follows:

         a. I am acting as a representative for the above-named Investor in connection with an investment in the Company;

         b. the answers to the above questions are complete and correct and may be relied upon in determining whether the offering in connection with which I have executed this Purchaser Representative Questionnaire is exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D thereunder or otherwise;

         c. I will notify the Underwriter immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Investor of an interest in the Company; and

         d. I personally (or, if I have responded in the affirmative in response to questions 8 and 9 above, together with the Investor or the additional representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company.

I have executed this Purchaser Representative Questionnaire this ____ day of ______________, 200_.


                                    -------------------------------------------
                                    Signature of Purchaser Representative



                                    -------------------------------------------
                                    Print Name of Purchaser Representative